NOTICE OF WITHDRAWAL

VIA FACSIMILE:  (925) 631-9119

MacKenzie Patterson, Inc.
1640 School Street
Moraga, California  94556

Gentlemen:

         Reference is made to the Offer to Purchase Units of Limited Partnership Interest of Secured Income L.P. dated June 29, 1998 by Accelerated High Yield Pension Fund Investors, L.P. and the other Purchasers named therein and the related Letter of Transmittal (which together constitute the "Offer"). Capitalized terms used but not otherwise defined in this Notice of Withdrawal have the respective meanings ascribed to them in the Offer.

         THE UNDERSIGNED HEREBY WITHDRAWS, EFFECTIVE IMMEDIATELY, ALL UNITS TENDERED PURSUANT TO THE OFFER BY OR ON BEHALF OF THE UNDERSIGNED.

         The undersigned hereby expressly revokes any power of attorney and proxy granted or to be granted in connection with such tender.

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                                    SIGNATURE

Print or Type
Name:


Please sign exactly as your name is printed or typed above, and insert your Taxpayer Identification Number or Social Security Number in the space provided below for your signature. For joint owners, each joint owner must sign.

                            X_______________________________________________
                                     (Signature of Owner)               Date


                            X_______________________________________________
                                     (Signature of Owner)               Date

                            Taxpayer I.D. or Social Security #______________ Telephone No. (day)_________________________
                                              (evening)_____________________


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                                           MEDALLION SIGNATURE GUARANTEE

Name and Address of Eligible Institution________________________________________
Authorized Signature_______________________ Title_______________________________
Name___________________________________________________Date______________, 199__


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Important Note to Withdrawing Unit Holder:

         o This Notice of Withdrawal should specify the name of the person who tendered the Units to be withdrawn exactly as stated in the Letter of Transmittal by which such Units were originally tendered.

         o This Notice of Withdrawal should be signed by the person(s) who signed such Letter of Transmittal in exactly the same manner as the Letter of Transmittal was signed.

         o If a Medallion signature guarantee section was executed in the Letter of Transmittal by which the Units to be withdrawn were originally tendered, signatures on this Notice of Withdrawal should be Medallion guaranteed by an Eligible Institution by completing the Signature Guarantee section above. (This recommendation is not an admission that any signature guarantee is required for any notice of withdrawal to be valid.)